Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Torch Executive Services Ltd.(the "Company") on Form 10-KSB for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Torchia, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of all the Company.

/s/ Frank T.  Torchia

                          Frank T. Torchia

                          Chief Executive Officer and Chief Financial Officer

                          October 27, 2004